Exhibit 99.3

3rd Quarter 2012 Results

Forward-Looking Statements 2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; regulatory and judicial decisions, developments and proceedings; new legislation or regulation, including those relating to environmental requirements and nuclear plant operations; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; technological developments affecting the electric industry; and restrictions on dividends or other provisions in our credit agreements and Arizona Corporation Commission orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “gross margin” per diluted share of common stock. Gross margin refers to operating revenues less fuel and purchased power expenses. Gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view gross margin as an important performance measure of the core profitability of our operations. We refer to “on-going earnings” in this presentation, which is also a non-GAAP financial measure. We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Reconciliations of on-going earnings to our net income attributable to common shareholders are included in this presentation. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses. Amounts Attributable to Common Shareholders and Non-GAAP Financial Measures 3

CEO Discussion Agenda Improving regulatory environment Selective capital investments Maintaining operational excellence Looking ahead 4

CFO Agenda 3rd quarter results Arizona economic outlook Earnings guidance and financial outlook 5

Per Share Net Income On-Going Earnings Per Share 6 Consolidated EPS Comparisons 3rd Quarter 2012 vs. 3rd Quarter 2011

Non-GAAP EPS Reconciliation 3rd Quarter 2012 vs. 3rd Quarter 2011 7 3rd Qtr 3rd Qtr 2012 2011 Change EPS as reported 2.21 $ 2.32 $ (0.11) $ Less income from discontinued operations - (0.08) 0.08 On-going EPS 2.21 $ 2.24 $ (0.03) $

Higher gross margin* $0.16 Lower infrastructure-related costs $0.04 Higher O&M* $(0.10) Net Decrease $(0.03) = * Excludes costs, and offsetting operating revenues, associated with renewable energy (net of AZ Sun), energy efficiency and similar regulatory programs. See non-GAAP reconciliation for gross margin in appendix. On-Going EPS Variances 3rd Quarter 2012 vs. 3rd Quarter 2011 Other, net $(0.04) 8 Lower prior-year effective tax rate $(0.09)

Gross Margin EPS Drivers 3rd Quarter 2012 vs. 3rd Quarter 2011 Net Increase $0.16 = See non-GAAP reconciliation in appendix. Lower retail kWh sales $(0.02) Retail transmission revenue increase $0.09 9 2012 regulatory settlement $0.21 Weather effects $(0.17) Other, net $0.05

YTD Arizona Economic Indicators Employment & Excess Housing Year-Over-Year Change Non-Farm Job Growth 10 Metro Phoenix Excess Housing APS Service Territory YTD

Arizona Economic Indicators Metro Phoenix Housing Prices & Nonresidential Vacancy Value Relative to Jan ‘05 Home Prices Nonresidential Building Vacancy Vacancy Rate Office Retail 11 YTD YTD

Consolidated Financial Outlook As of November 2, 2012 12 On-Going EPS See key factors and assumptions in appendix. $2.99 $3.35 – $ 3.50 Guidance Dividend Growth Indicated Annual Dividend Rate at Year-End 4% Increase* * Increase effective 4th quarter 2012

Consolidated Financial Outlook As of November 2, 2012 13 Projected Consolidated Earned ROE Goal 8.8% At Least 9.5%

Appendix

2012 On-Going EPS Guidance Key Factors & Assumptions as of November 2, 2012 Electricity gross margin* (operating revenues, net of fuel and purchased power expenses) about $2.13 billion to $2.18 billion Retail customer growth about 1% Weather-normalized retail electricity sales volume slightly below prior year taking into account effects of customer conservation and energy efficiency and distributed renewable generation initiatives Actual weather for first 9 months of year and normal weather patterns for remainder of year Operating expenses* (operations and maintenance, depreciation and amortization, and taxes other than income taxes) about $1.32 billion to $1.35 billion (which was previously $1.33 billion to $1.36 billion) Interest expense, net of allowances for borrowed and equity funds used during construction, about $180 million to $190 million Net income attributable to noncontrolling interests about $30 million to $35 million Effective tax rate about 35% * Excludes O&M of $127 million, and offsetting operating revenues, associated with renewable energy and energy efficiency programs 15

2012-2015 Financial Outlook Key Drivers & Assumptions as of November 2, 2012 16 2012 retail rate settlement effective July 1, 2012 Revenue provisions Retail base rate changes effective July 1, 2012 Adjustment mechanisms Four Corners acquisition AZ Sun additions to flow through RES until next base rate case Lost Fixed Cost Recovery (LFCR) mechanism assumed to offset 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives Environmental Improvement Surcharge (EIS) assumed to recover up to $5 million annually of carrying costs for government-mandated environmental capital expenditures Cost mitigation provisions Power Supply Adjustor (PSA) – 100% pass-through Potential property tax deferrals – assume 60% of property tax increases relate to tax rates, therefore, will be eligible for deferrals Deferral rates: 25% in 2012; 50% in 2013; 75% in 2014 and thereafter (continued)

2012-2015 Financial Outlook Key Drivers & Assumptions as of November 2, 2012 (cont.) 17 Modestly improving Arizona and U.S. economic conditions Retail customer growth to average 2% annually Weather-normalized retail electricity sales volume growth: Relatively flat after customer conservation and energy efficiency and distributed renewable generation initiatives Average 2.5% annually before customer conservation and energy efficiency and distributed renewable generation initiatives Rate base growth to average 6% annually AZ Sun Program – additional 150 MW placed into service in 2012-2015 Transmission rate increases (FERC formula rates and retail adjustor) Four Corners cost deferrals between dates acquired and included in retail rates Company-wide operating and capital cost management Financing to maintain balanced capital structure for credit ratings and year-end 2014 retail rate case test year Interest rates Normal weather (except actual for first 9 months of 2012)

Non-GAAP EPS Reconciliation Consolidated On-Going EPS Guidance Year 2011 Year 2012 Actual Guidance* Net income attributable to common shareholders $ 3.09 Less income (loss) from discontinued operations: Real estate (0.01) Energy services business 0.11 On-going EPS $ 2.99 $ 3.35 - $3.50 18 * As of November 2, 2012

2012 Retail Rate Case Settlement Key Financial Provisions – Base Rate Changes The provisions of the settlement became effective July 1, 2012, as originally requested by APS. 19 Annualized Base Rate Revenue Changes ($ millions) Non-fuel base rate increase $ 116.3 Fuel-related base rate decrease (153.1) Revenues related to AZ Sun and other solar projects to be transferred from Renewable Energy Surcharge to base rates 36.8 Net base rate change $ -0-

2012 Retail Rate Case Settlement
Key Proposals – Other than Base Rates

PINNACLE WEST CAPITAL CORPORATION

Other key provisions provide customers rate stability while continuing constructive regulatory treatment and limiting regulatory lag.

- **Post test-year plant additions – 15 months' additions included in rate base**
- **Constructive new or modified adjustment mechanisms**
  - **Lost Fixed Cost Recovery (LFCR) rate mechanism to address ratemaking effects of energy efficiency and distributed renewable energy**
  - **Power Supply Adjustor (PSA) – 100% pass-through**
  - **Transmission Cost Adjustor (TCA) – streamlined for future rate changes**
  - **Environmental Improvement Surcharge (EIS) – recovery of certain carrying costs for government-mandated environmental capital expenditures**
- **Four Corners transaction – procedure to allow APS to request related rate adjustments, if transaction consummated**
- **Property tax expense deferrals for future tax rate changes**
- **Current PSA credit on customer bills to continue until February 1, 2013, rather than reset when base rate changes became effective July 1, 2012**
- **Next general rate case may be filed on or after May 31, 2015 for rates to become effective on or after July 1, 2016 (4-year stay-out)**

Third Quarter 2012

20

Updated rate base, cost of capital and fuel prices underpin settlement amounts. 21 2012 Retail Rate Case Settlement Key Financial Assumptions Rate base $5.7 billion Allowed return on equity 10% Capital structure Long-term debt 46.1% Common equity 53.9% Base fuel rate (¢/kWh) 3.21¢ Projected fuel-price year for base fuel rate 2012 Test year ended December 31, 2010 adjusted for post-test year plant additions

APS AZ Sun Program Up to 200 MW utility-scale photovoltaic solar plants to be owned by APS In service 2011 through 2015 Constructive rate recovery through RES until included in base rates Commitments to date: 118 MW with $504 million estimated capital investment Project summary 50 MW in commercial operation to date Planning and procurement under way for additional projects Name Net Capacity Actual or Target Operation Date Paloma 17 MW Sept. 2011 Cotton Center 17 MW Oct. 2011 Hyder I Phase 1 11 MW Oct. 2011 Hyder I Phase 2 5 MW Feb. 2012 Chino Valley 19 MW 4Q 2012 Yuma Foothills Phase 1 17 MW 1Q 2013 Yuma Foothills Phase 2 18 MW 4Q 2013 Hyder II 14 MW 4Q 2013 22

Four Corners Power Plant Proposed Plan Acquire Southern California Edison’s 739 MW interest in Units 4 & 5 and shut down 560 MW Units 1 – 3 Purchase price: $294 million (subject to adjustments) Estimated environmental compliance investment: $300 million Arizona, California and other regulatory approvals required Arizona and California approvals obtained New coal supply contract negotiations under way Economic, environmental and social benefits 23

Gross Margin Effects of Weather Variances Versus Normal* Pretax Millions 2011 *All periods recalculated to conform to current presentation. 24 2012 2010

Quarterly Mark-to-Market on Hedge Contracts* Pretax Millions * Related to APS 10% share under Power Supply Adjustor (PSA), net of related deferrals. 2010 2011 25 2012

Renewable Energy, Demand Side Management and Similar Regulatory Expenses* * O&M expenses related to Renewable Energy Standard and similar regulatory programs are offset by comparable revenue amounts. Pretax Millions 2010 2011 26 2012

Non-GAAP Measure Reconciliation Gross Margin 27 $ millions pretax, except per share amounts 2012 2011 Operating revenues* 1,110 $ 1,125 $ Fuel and purchased power expenses* (303) (338) Gross margin 807 787 0.11 $ Less: Renewable energy (excluding AZ Sun), energy efficiency and similar regulatory programs (35) (44) 0.05 Gross margin - adjusted 772 $ 743 $ 0.16 $ * Line items from Consolidated Statements of Income. Three Months Ended September 30, EPS Change